CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Lougene Baird, the Chief Operating Officer, Secretary and a Director of HS3 Technologies, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)    the quarterly report on Form 10-QSB/A of HS3 Technologies, Inc. for the six months ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HS3 Technologies, Inc.

Date: December 13, 2005

/s/ Lougene Baird

Lougene Baird

Chief Operating Officer, Secretary and Director

(Principal Financial and Accounting Officer)